UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 14, 2009

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16430 North Scottsdale Road, Suite 450, Scottsdale, Arizona 85254-1770

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 14, 2009, the Board of Directors (the “Board”) of Zila, Inc. (the “Company”) elected Jon M. Plexico to serve as a member of the Board. The Board has not yet determined what (if any) committees of the Board Mr. Plexico will serve on.
     Mr. Plexico, 40, has been Managing Partner of Stonepine Capital Management, LLC since 2006. Previously, Mr. Plexico was Vice President, Healthcare (2002-2004) and then Managing Director, Healthcare (2005) of Merriman Curhan Ford, a financial services company traded on NASDAQ (MERR). From 1997 to 2001, Mr. Plexico was Director of Business Development of Chemdex Corporation (NASDAQ: CMDX) and from 1992 to 1997, he was the National Sales Manager in the Autoimmune & Complement Division of Quidel Corporation (NASDAQ: QDEL). Mr. Plexico earned a B.A. degree in Political Science from Colgate University.
     Mr. Plexico will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement relating to the 2008 annual meeting of stockholders. Under these arrangements, Mr. Plexico will receive an annual retainer of $10,000 for his service on the Board, $2,000 for each Board meeting attended in person, $1,000 for each Board meeting attended telephonically, $1,000 for each committee meeting attended in person or telephonically, and reimbursement for any reasonable expenses related to his Board service. Mr. Plexico will also be eligible to receive grants of options under the Zila, Inc. 1997 Stock Award Plan, as amended and restated.
     Other than as described above, Mr. Plexico was not elected pursuant to any arrangement or understanding with any other person and is not a participant in any existing or proposed transaction with the Company.
     A copy of the Company’s press release announcing the election of Mr. Plexico is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 15, 2009 entitled “Zila Names Jon Plexico to Board of Directors”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 16, 2009

ZILA, INC.
/s/ Gary V. Klinefelter
By: Gary V. Klinefelter
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated April 15, 2009, entitled “Zila Names Jon Plexico to Board of Directors”